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EXHIBIT 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Simon Biddiscombe, Senior Vice President, Chief Financial Officer, Secretary and Treasurer of Mindspeed Technologies, Inc., certify that:

        1.     I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Mindspeed Technologies, Inc.; and

        2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ SIMON BIDDISCOMBE Simon Biddiscombe Senior Vice President, Chief Financial Officer, Secretary and Treasurer

Dated: January 25, 2008

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  EXHIBIT 31.4
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002